EXHIBIT 32.1

                                  Certification
                                       of
                               Service 1st Bancorp
 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly
         Report on Form 10-QSB for the quarter ended September 30, 2003


         Pursuant to Section 906 of the Sarbanes-Oxley Act of (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California chartered bank (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   November 12, 2003                        /s/ JOHN O. BROOKS
                                                  -----------------------------
                                                  John O. Brooks
                                                  Chief Executive Officer



Dated:   November 12, 2003                        /s/ ROBERT E. BLOCH
                                                  -----------------------------
                                                  Robert E. Bloch
                                                  Executive Vice President and
                                                  Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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